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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 16, 2005

                  Date of earliest event reported: May 16, 2005


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                     75-2217002
      (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                      Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                      79065
 (Address of principal executive offices)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 8.01 Other Events

         On May 16, 2005, United Medicorp Inc. issued a press release announcing the approval of the Company's Board of Directors to buy back shares of the Company's stock.

         A copy of the  complete  press  release is  attached  hereto as Exhibit
99.1.


Item 9.01 Financial Statements and Exhibits

         (c)   Exhibits

         Exhibit
         Number                   Description
         ------                   -----------

         99.1     Press release issued by the Registrant on May 16, 2005

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:      /s/ Nathan Bailey                            Date: May 16, 2005
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         Nathan Bailey
         Vice President and Controller
         (Principal Accounting Officer)



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